Q4 2020 & Annual Earnings Slides February 16, 2021

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 Fourth Quarter Summary ❑ Financial Performance – Year-to-Date o Consolidated revenue of $2,187.7M, vehicles sold of 3.1M o Adjusted EBITDA of $375.3M o Operating adjusted EPS of $0.51 ❑ Operations o 100% of transactions online o Completed BacklotCars acquisition o Permanently reduced operating expenses ❑ Balance Sheet o Cash in excess of $750M o Net Senior Secured leverage of 0.7x o Total net debt of 3.25x o $325M undrawn revolver

4 ANNUAL GUIDANCE (in millions, except per share amounts) 2021 2020 Net income from continuing operations $90 $0.5 Add back: Income tax expense $38 $4.9 Interest expense, net of interest income $125 $127.3 Depreciation and amortization $205 $191.3 EBITDA $458 $324.0 Total Adjusted EBITDA addbacks, net $17 $51.3 Adjusted EBITDA $475 $375.3 Effective tax rate 30% 90.7% Net income from continuing operations per share – diluted * $0.30 ($0.16) Weighted average diluted shares * 131 129.3 Operating adjusted net income from continuing operations per share - diluted $0.87 $0.51 Weighted average diluted shares – including assumed conversion of preferred shares 165 147.0 Capital expenditures $125 $101.4 Cash taxes $65 $16.6 Cash interest on corporate debt $74 $81.7 2021 Guidance * The company used the two-class method of calculating net income from continuing operations per diluted share. Under the two-class method, net income from continuing operations is reduced by dividends and undistributed earnings to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.

5 December 31, 2020 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $938 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 31 Total 1,919 Less: Available Cash* (700) Net Debt $1,219 Senior Secured Net Leverage Ratio 0.7 Total Net Debt Ratio 3.25

6 F o u r t h Q u a r t e r & Y e a r - t o - D a t e R e s u l t s

7 KAR 2020 Highlights ($ in millions, except per share amounts) KAR Q4 2020 Q4 2019 YTD 2020 YTD 2019 Total operating revenues $529.6 $671.3 $2,187.7 $2,781.9 Gross profit** $204.2 $276.4 $902.9 $1,164.8 % of revenue 38.6% 41.2% 41.3% 41.9% SG&A $139.7 $164.7 $545.4 $662.0 EBITDA $60.4 $113.0 $324.0 $505.2 Adjusted EBITDA $67.5 $122.0 $375.3 $510.0 Net income (loss) from continuing operations ($17.1) $15.3 $0.5 $92.4 Net income (loss) from continuing operations per share – diluted ($0.21) $0.12 ($0.16) $0.70 Weighted average diluted shares 129.6 130.1 129.3 132.9 Operating adjusted net income (loss) from continuing operations per share – diluted ($0.01) $0.19 $0.51 $1.04 Weighted average diluted shares – including assumed conversion of preferred shares 161.8 N/A 147.0 N/A Dividends declared per common share $-- $0.19 $0.19 $1.08 Effective tax rate 16.6% 37.8% 90.7% 29.0% Capital expenditures $101.4 $161.6 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the period ended December 31, 2020. ** Exclusive of depreciation and amortization

8 ADESA 2020 Highlights ($ in millions, except RPU) ADESA Q4 2020 Q4 2019 YTD 2020 YTD 2019 Auction fees $207.0 $261.0 $887.7 $1,115.3 Service revenue $173.5 $243.0 $737.4 $1,018.2 Purchased vehicle sales $83.7 $79.3 $295.0 $295.5 Total ADESA Revenue $464.2 $583.3 $1,920.1 $2,429.0 Gross profit** $155.8 $212.4 $714.4 $908.3 % of revenue 33.6% 36.4% 37.2% 37.4% % of revenue, excluding purchased vehicles 40.9% 42.1% 44.0% 42.6% SG&A $130.6 $154.9 $508.8 $621.1 EBITDA $21.1 $58.8 $172.1 $289.7 Adjusted EBITDA $33.5 $79.4 $247.6 $344.9 % of revenue 7.2% 13.6% 12.9% 14.2% On-premise vehicles sold 328,000 502,000 1,511,000 2,137,000 Off-premise vehicles sold 353,000 385,000 1,551,000 1,647,000 Total vehicles sold 681,000 887,000 3,062,000 3,784,000 Auction fees per vehicle sold $304 $294 $290 $295 Gross profit per vehicle sold $229 $239 $233 $240 Dealer consignment mix 31% 28% 26% 28% Commercial mix 69% 72% 74% 72% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the period ended December 31, 2020. ** Exclusive of depreciation and amortization

9 AFC 2020 Highlights * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-K, both for the period ended December 31, 2020. ** Exclusive of depreciation and amortization *** Excludes “Warranty contract revenue" ($ in millions, except for revenue per loan transaction) AFC Q4 2020 Q4 2019 YTD 2020 YTD 2019 Interest and fee income $61.4 $86.0 $266.1 $342.1 Other revenue $1.9 $2.8 $8.7 $10.9 Provision for credit losses ($2.7) ($9.8) ($38.6) ($35.3) Warranty contract revenue $4.8 $9.0 $31.4 $35.2 Total AFC revenue $65.4 $88.0 $267.6 $352.9 Gross profit** $48.4 $64.0 $188.5 $256.5 % of revenue 74.0% 72.7% 70.4% 72.7% SG&A $9.1 $9.8 $36.6 $40.9 EBITDA $39.3 $54.2 $151.9 $215.5 Adjusted EBITDA $34.0 $42.6 $127.7 $165.1 Loan transactions 327,000 443,000 1,519,000 1,783,000 Revenue per loan transaction*** $186 $178 $156 $178 Provision for credit losses % of finance receivables 0.6% 1.9% 2.1% 1.7% Managed receivables $1,911.0 $2,115.2 $1,911.0 $2,115.2 Obligations collateralized by finance receivables $1,261.2 $1,461.2 $1,261.2 $1,461.2

10 H I S T O R I C A L D A TA

ADESA Statements of Income (Loss) – 2020 & 2019

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	YTD 2020
Operating revenues	$ 567.0	$ 362.2	$ 526.7	$ 464.2	$ 1,920.1
Operating expenses					
Cost of services (exclusive of depreciation & amortization)	370.7	217.2	309.4	308.4	1,205.7
Selling, general, and administrative	152.4	103.7	122.1	130.6	508.8
Depreciation and amortization	44.4	43.3	43.4	47.7	178.8
Goodwill and other intangibles impairment	-	29.8	-	-	29.8
Total operating expenses	567.5	394.0	474.9	486.7	1,923.1
Operating profit (loss)	(0.5)	(31.8)	51.8	(22.5)	(3.0)
Interest expense	24.4	21.7	22.0	21.7	89.8
Other (income) expense, net	(1.9)	1.3	(1.1)	3.9	2.2
Intercompany	0.8	0.2	-	0.1	1.1
Income (loss) before income taxes	(23.8)	(55.0)	30.9	(48.2)	(96.1)
Income taxes	(5.2)	(9.5)	7.4	(9.7)	(17.0)
Net income (loss)	$ (18.6)	$ (45.5)	$ 23.5	$ (38.5)	$ (79.1)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	YTD 2019
Operating revenues	$ 599.7	$ 632.4	$ 613.6	$ 583.3	$ 2,429.0
Operating expenses					
Cost of services (exclusive of depreciation & amortization)	370.7	392.9	386.2	370.9	1,520.7
Selling, general, and administrative	163.7	153.0	149.5	154.9	621.1
Depreciation and amortization	41.2	44.6	43.1	46.6	175.5
Total operating expenses	575.6	590.5	578.8	572.4	2,317.3
Operating profit	24.1	41.9	34.8	10.9	111.7
Interest expense	39.5	39.4	22.2	24.4	125.5
Other (income) expense, net	(2.0)	(1.0)	(1.9)	(2.4)	(7.3)
Loss on extinguishment of debt	-	-	2.2	-	2.2
Intercompany	1.2	1.6	1.3	0.9	5.0
Income (loss) before income taxes	(14.6)	1.9	11.0	(12.0)	(13.7)
Income taxes	(3.2)	(1.6)	4.1	0.6	(0.1)
Net income (loss)	$ (11.4)	$ 3.5	$ 6.9	$ (12.6)	$ (13.6)

KAR AUCTION SERVICES

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12 ADESA Revenue 2020 4Q20 3Q20 2Q20 1Q20 2019 4Q19 3Q19 2Q19 1Q19 Auction Fees $887.7 $207.0 $247.6 $177.8 $255.3 $1,115.3 $261.0 $276.0 $294.5 $283.8 Service Revenue $737.4 $173.5 $192.9 $134.8 $236.2 $1,018.2 $243.0 $258.5 $258.6 $258.1 Purchased Vehicle Sales $295.0 $83.7 $86.2 $49.6 $75.5 $295.5 $79.3 $79.1 $79.3 $57.8 Total ADESA Revenue $1,920.1 $464.2 $526.7 $362.2 $567.0 $2,429.0 $583.3 $613.6 $632.4 $599.7 Gross Profit $714.4 $155.8 $217.3 $145.0 $196.3 $908.3 $212.4 $227.4 $239.5 $229.0 Gross Profit % 37.2% 33.6% 41.3% 40.0% 34.6% 37.4% 36.4% 37.1% 37.9% 38.2% Gross Profit %, Net of Purchased Vehicle Sales 44.0% 40.9% 49.3% 46.4% 39.9% 42.6% 42.1% 42.5% 43.3% 42.3%

13 ADESA Metrics - Annual 1 Includes purchased vehicle sales 2020 2019 2018 2017 2016 Revenue1 $1,920.1 $2,429.0 $2,101.9 $1,937.5 $1,765.3 On-premise vehicles sold 1,511 2,137 2,124 2,189 2,112 Off-premise vehicles sold 1,551 1,647 1,348 991 773 Total vehicles sold 3,062 3,784 3,472 3,180 2,885 Auction fees per vehicle sold $290 $295 $302 $311 $303 Gross profit per vehicle sold $233 $240 $251 $256 $253 Gross profit percentage1 37.2% 37.4% 41.4% 42.0% 41.3% Gross profit percentage, excluding purchased vehicles 44.0% 42.6% 43.9% 43.8% 42.8% Dealer consignment mix 26% 28% 30% 33% 36% Commercial mix 74% 72% 70% 67% 64%

14 ADESA Metrics - Quarter 1 Includes purchased vehicle sales 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 Revenue1 $464.2 $526.7 $362.2 $567.0 $583.3 $613.6 $632.4 $599.7 On-premise vehicles sold 328 403 312 468 502 527 553 555 Off-premise vehicles sold 353 468 336 394 385 431 441 390 Total vehicles sold 681 871 648 862 887 958 994 945 Auction fees per vehicle sold $304 $284 $274 $296 $294 $288 $296 $300 Gross profit per vehicle sold $229 $249 $224 $228 $239 $237 $241 $242 Gross profit percentage1 33.6% 41.3% 40.0% 34.6% 36.4% 37.1% 37.9% 38.2% Gross profit percentage, excluding purchased vehicles 40.9% 49.3% 46.4% 39.9% 42.1% 42.5% 43.3% 42.3% Dealer consignment mix 31% 26% 21% 26% 28% 30% 28% 26% Commercial mix 69% 74% 79% 74% 72% 70% 72% 74%

AFC Statements of Income – 2020 & 2019

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	YTD 2020
Operating revenues	$ 78.5	$ 56.8	$ 66.9	$ 65.4	$ 267.6
Operating expenses					
Cost of services (exclusive of depreciation & amortization)	23.9	17.9	20.3	17.0	79.1
Selling, general, and administrative	10.0	8.6	8.9	9.1	36.6
Depreciation and amortization	3.3	3.2	3.1	2.9	12.5
Total operating expenses	37.2	29.7	32.3	29.0	128.2
Operating profit	41.3	27.1	34.6	36.4	139.4
Interest expense	13.6	9.2	7.5	8.8	39.1
Other (income) expense, net	(0.1)	-	-	-	(0.1)
Intercompany	(0.8)	(0.2)	-	(0.1)	(1.1)
Income before income taxes	28.6	18.1	27.1	27.7	101.5
Income taxes	7.2	4.9	3.5	6.3	21.9
Net income	$ 21.4	$ 13.2	$ 23.6	$ 21.4	$ 79.6

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	YTD 2020
Operating revenues	$ 89.9	$ 86.7	$ 88.3	$ 88.0	$ 352.9
Operating expenses					
Cost of services (exclusive of depreciation & amortization)	23.2	24.5	24.7	24.0	96.4
Selling, general, and administrative	11.5	10.2	9.4	9.8	40.9
Depreciation and amortization	3.1	3.3	3.3	3.5	13.2
Total operating expenses	37.8	38.0	37.4	37.3	150.5
Operating profit	52.1	48.7	50.9	50.7	202.4
Interest expense	17.0	16.2	15.7	15.1	64.0
Other (income) expense, net	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Intercompany	(1.2)	(1.6)	(1.3)	(0.9)	(5.0)
Income before income taxes	36.4	34.2	36.6	36.6	143.8
Income taxes	9.7	10.3	9.1	8.7	37.8
Net income	$ 26.7	$ 23.9	$ 27.5	$ 27.9	$ 106.0

KAR AUCTION SERVICES

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16 AFC Metrics - Annual 2020 2019 2018 2017 2016 Revenue $267.6 $352.9 $340.9 $301.3 $286.8 Loan Transaction Units (LTU) 1,519 1,783 1,760 1,688 1,718 Revenue per Loan Transaction, Excluding “Warranty Contract Revenue” $156 $178 $175 $159 $148 Ending Managed Finance Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 Ending Obligations Collateralized by Finance Receivables $1,261.2 $1,461.2 $1,445.3 $1,358.1 $1,280.3 % Vehicles Purchased at Any Auction 87% 84% 83% 85% 83% Active Dealers 10,900 12,900 12,300 12,400 12,200 Vehicles per Active Dealer 15 16 15 15 15 Average Credit Line $290,000 $270,000 $270,000 $250,000 $260,000 Avg Value Outstanding per Vehicle $11,800 $10,000 $10,200 $9,900 $9,500

17 AFC Metrics - Quarter 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 Revenue $65.4 $66.9 $56.8 $78.5 $88.0 $88.3 $86.7 $89.9 Loan Transaction Units (LTU) 327 324 420 448 443 442 437 461 Revenue per Loan Transaction, Excluding “Warranty Contract Revenue” $186 $179 $115 $155 $178 $180 $178 $177 Ending Managed Finance Receivables $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 Ending Obligations Collateralized by Finance Receivables $1,261.2 $1,101.0 $735.9 $1,349.9 $1,461.2 $1,428.4 $1,422.3 $1,360.6

18 AFC Provision for Credit Losses - Annual 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,854.8 $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $38.6 $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 2.1% 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0%

19 AFC Provision for Credit Losses - Quarterly 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 Ending Managed Receivables $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 Average Managed Receivables $1,827.9 $1,646.6 $1,751.6 $2,035.0 $2,112.8 $2,090.3 $2,029.6 $2,002.0 Provision for Credit Losses $2.7 $-- $19.0 $16.9 $9.8 $8.9 $8.4 $8.2 % of Managed Receivables 0.6% 0.0% 4.3% 3.3% 1.9% 1.7% 1.7% 1.6%

20 A P P E N D I X

21 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

22 Q1 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2020 ADESA AFC Consolidated Net income (loss) from continuing operations ($18.6) $21.4 $2.8 Add back: Income taxes (5.2) 7.2 2.0 Interest expense, net of interest income 23.7 13.5 37.2 Depreciation and amortization 44.4 3.3 47.7 Intercompany interest 0.8 (0.8) - EBITDA $45.1 $44.6 $89.7 Non-cash stock-based compensation 4.6 0.7 5.3 Acquisition related costs 1.4 - 1.4 Securitization interest - (11.4) (11.4) Loss on asset sales 0.5 - 0.5 Severance 1.8 - 1.8 Foreign currency (gains)/losses 0.4 - 0.4 Other 0.8 0.1 0.9 Total Addbacks 9.5 (10.6) (1.1) Adjusted EBITDA $54.6 $34.0 $88.6 Revenue $567.0 $78.5 $645.5 Adjusted EBITDA % margin 9.6% 43.3% 13.7%

23 Q2 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2020 ADESA AFC Consolidated Net income (loss) from continuing operations ($45.5) $13.2 ($32.3) Add back: Income taxes (9.5) 4.9 (4.6) Interest expense, net of interest income 21.4 9.2 30.6 Depreciation and amortization 43.3 3.2 46.5 Intercompany interest 0.2 (0.2) - EBITDA $9.9 $30.3 $40.2 Non-cash stock-based compensation 2.4 0.5 2.9 Acquisition related costs 0.9 - 0.9 Securitization interest - (6.0) (6.0) Loss on asset sales 0.5 - 0.5 Severance 6.0 0.5 6.5 Foreign currency (gains)/losses 2.7 - 2.7 Goodwill and other intangibles impairment 29.8 - 29.8 Other 2.5 - 2.5 Total Addbacks 44.8 (5.0) 39.8 Adjusted EBITDA $54.7 $25.3 $80.0 Revenue $362.2 $56.8 $419.0 Adjusted EBITDA % margin 15.1% 44.5% 19.1%

24 Q3 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2020 ADESA AFC Consolidated Net income (loss) from continuing operations $23.5 $23.6 $47.1 Add back: Income taxes 7.4 3.5 10.9 Interest expense, net of interest income 21.7 7.5 29.2 Depreciation and amortization 43.4 3.1 46.5 EBITDA $96.0 $37.7 $133.7 Non-cash stock-based compensation 3.3 0.6 3.9 Acquisition related costs 2.4 - 2.4 Securitization interest - (3.7) (3.7) Loss on asset sales 0.1 - 0.1 Severance 2.4 (0.1) 2.3 Foreign currency (gains)/losses 0.1 - 0.1 Other 0.5 (0.1) 0.4 Total Addbacks 8.8 (3.3) 5.5 Adjusted EBITDA $104.8 $34.4 $139.2 Revenue $526.7 $66.9 $593.6 Adjusted EBITDA % margin 19.9% 51.4% 23.5%

25 Q4 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2020 ADESA AFC Consolidated Net income (loss) from continuing operations ($38.5) $21.4 ($17.1) Add back: Income taxes (9.7) 6.3 (3.4) Interest expense, net of interest income 21.5 8.8 30.3 Depreciation and amortization 47.7 2.9 50.6 Intercompany interest 0.1 (0.1) - EBITDA $21.1 $39.3 $60.4 Non-cash stock-based compensation 2.5 0.5 3.0 Acquisition related costs 4.1 - 4.1 Securitization interest - (6.2) (6.2) Loss on asset sales 0.2 - 0.2 Severance 0.9 - 0.9 Foreign currency (gains)/losses 1.7 - 1.7 Contingent consideration adjustment 4.7 - 4.7 Other (1.7) 0.4 (1.3) Total Addbacks 12.4 (5.3) 7.1 Adjusted EBITDA $33.5 $34.0 $67.5 Revenue $464.2 $65.4 $529.6 Adjusted EBITDA % margin 7.2% 52.0% 12.7%

26 YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2020 ADESA AFC Consolidated Net income (loss) from continuing operations ($79.1) $79.6 $0.5 Add back: Income taxes (17.0) 21.9 4.9 Interest expense, net of interest income 88.3 39.0 127.3 Depreciation and amortization 178.8 12.5 191.3 Intercompany interest 1.1 (1.1) - EBITDA $172.1 $151.9 $324.0 Non-cash stock-based compensation 12.8 2.3 15.1 Acquisition related costs 8.8 - 8.8 Securitization interest - (27.3) (27.3) Loss on asset sales 1.3 - 1.3 Severance 11.1 0.4 11.5 Foreign currency (gains)/losses 4.9 - 4.9 Goodwill and other intangibles impairment 29.8 - 29.8 Contingent consideration adjustment 4.7 - 4.7 Other 2.1 0.4 2.5 Total Addbacks 75.5 (24.2) 51.3 Adjusted EBITDA $247.6 $127.7 $375.3 Revenue $1,920.1 $267.6 $2,187.7 Adjusted EBITDA % margin 12.9% 47.7% 17.2%

27 Q1 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2019 ADESA AFC Consolidated Net income (loss) from continuing operations ($11.4) $26.7 $15.3 Add back: Income taxes (3.2) 9.7 6.5 Interest expense, net of interest income 39.1 16.8 55.9 Depreciation and amortization 41.2 3.1 44.3 Intercompany interest 1.2 (1.2) - EBITDA $66.9 $55.1 $122.0 Non-cash stock-based compensation 5.7 0.9 6.6 Acquisition related costs 3.7 0.2 3.9 Securitization interest - (14.8) (14.8) Loss on asset sales 0.5 - 0.5 Severance 3.6 0.1 3.7 Foreign currency (gains)/losses (0.6) - (0.6) IAA allocated costs 1.3 0.1 1.4 Other 0.2 - 0.2 Total Addbacks 14.4 (13.5) 0.9 Adjusted EBITDA $81.3 $41.6 $122.9 Revenue $599.7 $89.9 $689.6 Adjusted EBITDA % margin 13.6% 46.3% 17.8%

28 Q2 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2019 ADESA AFC Consolidated Net income (loss) from continuing operations $3.5 23.9 $27.4 Add back: Income taxes (1.6) 10.3 8.7 Interest expense, net of interest income 38.9 16.1 55.0 Depreciation and amortization 44.6 3.3 47.9 Intercompany interest 1.6 (1.6) - EBITDA $87.0 $52.0 $139.0 Non-cash stock-based compensation 3.4 0.6 4.0 Acquisition related costs 3.5 0.2 3.7 Securitization interest - (13.8) (13.8) Loss on asset sales 0.4 - 0.4 Severance 1.0 0.1 1.1 IAA allocated costs 0.8 0.1 0.9 Other 0.6 - 0.6 Total Addbacks 9.7 (12.8) (3.1) Adjusted EBITDA $96.7 $39.2 $135.9 Revenue $632.4 $86.7 $719.1 Adjusted EBITDA % margin 15.3% 45.2% 18.9%

29 Q3 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2019 ADESA AFC Consolidated Net income (loss) from continuing operations $6.9 $27.5 $34.4 Add back: Income taxes 4.1 9.1 13.2 Interest expense, net of interest income 21.6 15.6 37.2 Depreciation and amortization 43.1 3.3 46.4 Intercompany interest 1.3 (1.3) - EBITDA $77.0 $54.2 $131.2 Non-cash stock-based compensation 3.9 0.6 4.5 Loss on extinguishment of debt 2.2 - 2.2 Acquisition related costs 2.6 0.1 2.7 Securitization interest - (13.3) (13.3) Loss on asset sales 0.8 - 0.8 Severance 0.8 0.1 0.9 Foreign currency (gains)/losses (0.4) - (0.4) Other 0.6 - 0.6 Total Addbacks 10.5 (12.5) (2.0) Adjusted EBITDA $87.5 $41.7 $129.2 Revenue $613.6 $88.3 $701.9 Adjusted EBITDA % margin 14.3% 47.2% 18.4%

30 Q4 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2019 ADESA AFC Consolidated Net income (loss) from continuing operations ($12.6) $27.9 $15.3 Add back: Income taxes 0.6 8.7 9.3 Interest expense, net of interest income 23.3 15.0 38.3 Depreciation and amortization 46.6 3.5 50.1 Intercompany interest 0.9 (0.9) - EBITDA $58.8 $54.2 $113.0 Non-cash stock-based compensation 4.6 0.6 5.2 Acquisition related costs 1.8 0.1 1.9 Securitization interest - (13.0) (13.0) Loss on asset sales 0.4 - 0.4 Severance 8.9 0.7 9.6 Foreign currency (gains)/losses 0.3 - 0.3 Other 4.6 - 4.6 Total Addbacks 20.6 (11.6) 9.0 Adjusted EBITDA $79.4 $42.6 $122.0 Revenue $583.3 $88.0 $671.3 Adjusted EBITDA % margin 13.6% 48.4% 18.2%

31 YTD 2019 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2019 ADESA AFC Consolidated Net income (loss) from continuing operations ($13.6) $106.0 $92.4 Add back: Income taxes (0.1) 37.8 37.7 Interest expense, net of interest income 122.9 63.5 186.4 Depreciation and amortization 175.5 13.2 188.7 Intercompany interest 5.0 (5.0) - EBITDA $289.7 $215.5 $505.2 Non-cash stock-based compensation 17.6 2.7 20.3 Loss on extinguishment of debt 2.2 - 2.2 Acquisition related costs 11.6 0.6 12.2 Securitization interest - (54.9) (54.9) Loss on asset sales 2.1 - 2.1 Severance 14.3 1.0 15.3 Foreign currency (gains)/losses (0.7) - (0.7) IAA allocated costs 2.1 0.2 2.3 Other 6.0 - 6.0 Total Addbacks 55.2 (50.4) 4.8 Adjusted EBITDA $344.9 $165.1 $510.0 Revenue $2,429.0 $352.9 $2,781.9 Adjusted EBITDA % margin 14.2% 46.8% 18.3%

32 (1) The Series A Preferred Stock dividends have not been included in the calculation of operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per diluted share. (2) The effective tax rate at the end of each period presented in 2019 was used to determine the amount of income tax on the adjustments to net income. For 2020, an effective tax rate of 30% was applied to the acquired amortization expense. There was no income tax benefit related to the contingent consideration adjustment or the goodwill and other intangibles impairment because these items were not deductible for income tax purposes. Operating Adjusted Net Income from Continuing Operations per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended December 31, Year ended December 31, 2020 2019 2020 2019 Net income (loss) ($17.1) $19.8 $0.5 $188.5 Less: Income from discontinued operations - (4.5) - (96.1) Net income (loss) from continuing operations (1) ($17.1) $15.3 $0.5 $92.4 Acquired amortization expense 15.3 14.4 57.7 58.3 IAA allocated costs - - - 2.3 Acceleration of debt issuance costs - - - 1.8 Loss on extinguishment of debt - - - 2.2 Contingent consideration adjustment 4.7 - 4.7 - Goodwill and other intangibles impairment - - 29.8 - Income taxes (2) (4.6) (5.4) (17.3) (18.7) Operating adjusted net income (loss) from continuing operations ($1.7) $24.3 $75.4 $138.3 Operating adjusted net income (loss) from continuing operations per share − diluted ($0.01) $0.19 $0.51 $1.04 Weighted average diluted shares 161.8 130.1 147.0 132.9